UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05569

Franklin Universal Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway,

San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle,

One Franklin Parkway,

San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 8/31_

Date of reporting period: 2/28/19

Item 1.	Reports to Stockholders.

Semiannual Report February 28, 2019

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 416-5585 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 416-5585 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Visit franklintempleton.com/investor/ products/products/closed-end-funds for fund updates, to access your account, or to find helpful financial planning tools.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Semiannual Report

Franklin Universal Trust

Dear Shareholder:

This semiannual report for Franklin Universal Trust covers the period ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

Performance Overview

For the six months under review, the Fund’s cumulative total returns were +4.50% based on net asset value and +5.79% based on market price, as shown in the Performance Summary on page 5. For comparison, the Credit Suisse (CS) High Yield Index, which is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market, posted a +1.66% total return,1 and utilities stocks, as measured by the Standard & Poor’s® (S&P®) 500 Utilities Index, which tracks all electric utility stocks in the broad S&P 500® Index, posted a total return of +8.54% for the same period.2

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The U.S. economy grew during the six-month period. The economy grew in 2018’s fourth quarter, though at a slower pace from the previous quarter. Growth in consumer spending, business investment and inventory investment were partly offset by a decline in housing investment and an increase in imports (a subtraction from growth calculation). The manufacturing and services sectors expanded during the period. The unemployment rate was 3.8% in August 2018, and though it varied during the period, it remained unchanged at period-end.3 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.7% in August 2018 to 1.5% at period-end.3

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% two times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its January meeting, the Fed held its target range for the federal funds rate unchanged and mentioned it would be patient in deciding further rate adjustments. Furthermore, the Fed’s January meeting minutes indicated most policymakers favored announcing the end of balance sheet normalization by the end of 2019.

The 10-year Treasury yield, which moves inversely to its price, decreased during the period. The yield rose to multi-year highs during the period’s first half amid investor concerns about higher inflation and the Fed’s interest-rate path. Better-than-expected U.S. economic reports and optimism surrounding trade talks between U.S. and China also pushed the yield higher. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political turmoil in Italy, political uncertainties in the U.S., U.S. trade disputes with China and other trading partners, slowing global economic growth and the Fed’s indications of a cautious approach to its monetary policy decisions. Overall, the 10-year Treasury yield declined from 2.86% at the beginning of the period to 2.73% at period-end.

Investment Strategy

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

1. Credit Suisse Group.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 8.

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Manager’s Discussion

Despite a challenging start, the Fund’s primary asset classes delivered positive results over the period under review. In the first four months, high-yield corporate bonds and utility stocks experienced significant declines as concerns about global growth, simmering trade tensions and slumping commodity prices overwhelmed financial markets and led to selloffs in most sectors. The Fed’s move away from accommodative monetary policies during this time also created uncertainty over future interest rate hikes, further hurting investor sentiment as disappointing progress in U.S.-China trade talks muddied the market outlook. By December, concerns about a U.S. government shutdown and growing disarray surrounding Britain’s plans to exit the European Union reinforced a risk-averse mood.

Portfolio Composition

2/28/19

% of Total Investments*
Corporate Bonds	67.1%
Utilities Common Stocks	29.1%
Natural Resources Common Stocks	1.0%
Materials Common Stocks	0.9%
Transportation Common Stocks	0.1%
Escrows and Litigation Trusts**	0.0%
Short-Term Investments & Other Net Assets	1.8%

*Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

**Rounds to less than 0.1%.

Corporate bonds and utilities recovered in the first two months of 2019 due to a reversal of a number of trends. More dovish comments from the Fed, progress in U.S.-China trade talks and higher oil prices combined to provide what we considered a much more favorable backdrop for our investment strategy as we approached period-end.

High-Yield Corporate Bonds

The Credit Suisse High Yield Index posted a +1.66% total return for the six-month period under review. After losing ground in the last four months of 2018, gains in early 2019 lifted the overall return back into positive territory. Spreads over treasuries widened during the period, advancing from 374 basis points (bps) to 433 bps at period-end. It’s worth noting that high-yield spreads narrowed during the first two months of 2019, after reaching 575 bps at December-end.

In terms of quality, lower-rated bonds underperformed early in the period as CCC rated credits were disproportionately

Top 10 Holdings*

Based on Total Investments**

2/28/19 vs. 8/31/18

Issuer	2/28/19
NextEra Energy Inc.	2.1%
Sempra Energy	2.0%
American Electric Power Co. Inc.	2.0%
Dominion Energy Inc.	1.8%
CMS Energy Corp.	1.8%
Evergy Inc.	1.7%
Pinnacle West Capital Corp.	1.6%
Duke Energy Corp.	1.5%
Exelon Corp.	1.4%
DTE Energy Co.	1.4%

Issuer	8/31/18
NextEra Energy Inc.	2.3%
Evergy Inc.	2.3%
Sempra Energy	2.3%
American Electric Power Co. Inc.	2.1%
CMS Energy Corp.	2.0%
Dominion Energy Inc.	1.9%
Duke Energy Corp.	1.5%
Pinnacle West Capital Corp.	1.4%
Exelon Corp.	1.4%
Alliant Energy Corp.	1.4%

*Excludes short-term investments.

**Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

impacted by market volatility. Although these lower-rated credits outperformed their BB and B rated counterparts later in the period, they still underperformed for the six-month period overall as BB rated bonds led performance. From a sector standpoint, issuers in the supermarket, electric and utility industries contributed to relative performance, and the pharmaceuticals and health care industries also outperformed the index. Meanwhile, energy-related industries generally underperformed, primarily due to declining oil prices through the end of 2018.

We maintain a positive outlook on high-yield market fundamentals, but remain committed to our credit selection discipline. Despite a few notable exceptions in recent months, high-yield default rates remain low and we believe valuations are still attractive, albeit less so than at the beginning of 2019. A more dovish stance from the Fed and expectations for fewer rate increases in 2019 continue to support a favorable backdrop for the asset class. However, while the U.S. economy generally

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FRANKLIN UNIVERSAL TRUST

remains strong, we continue to believe that we are in the later stages of the economic cycle, and we remain wary of an array of political risks that could exert their influence on the market at any time.

Utility Stocks

Utility stocks, as measured by the S&P Utilities Index, posted a +8.54% total return for the six-month period, compared to the -3.04% total return of the S&P 500 Index over the same time. In late 2018, utilities began to outperform the S&P 500 due to disappointing global economic indicators, which led to Fed comments that indicated less urgency on the number and pace of future federal funds rate increases. Utilities stocks historically are correlated to the direction of interest rates, and the recent decline in long-term treasury rates has been good for the sector compared to other economically sensitive S&P sectors. We believe utilities will continue their correlation to fixed income markets.

We believe the fundamental strength of the utilities sector remains high, as risks of regulatory interference for most companies remain low. The California wildfires of the past two years, and subsequent policy debate in that state around the compensation of losses, remains a significant exception to the otherwise stable regulatory environment. In response, we have reduced our holdings in California in favor of other states during the past six months.

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,

Glenn I. Voyles, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 28, 2019

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/191

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
6-Month	+4.50%	+5.79%	+4.50%	+5.79%
1-Year	+9.25%	+8.03%	+9.25%	+8.03%
5-Year	+31.69%	+32.30%	+5.66%	+5.76%
10-Year	+240.43%	+248.39%	+13.03%	+13.29%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Share Prices

Symbol: FT	2/28/19	8/31/18	Change
Net Asset Value (NAV)	$8.15	$7.99	+$0.16
Market Price (NYSE)	$6.96	$6.77	+$0.19

Distributions (9/1/18–2/28/19)

Net Investment Income
$0.1920

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. In addition to having sensitivity to other factors, securities issued by utility companies have historically been sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. For stocks paying dividends, dividends are not guaranteed, and can increase, decrease or be totally eliminated without notice. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 10/31/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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Important Notice to Shareholders

The Fund’s Board previously authorized an open-market share repurchase program, pursuant to which the Fund may purchase Fund shares, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management. This authorization remains in effect.

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Financial Highlights

	Six Months Ended February 28, 2019	Year Ended August 31,
	(unaudited)	2018	2017	2016	2015	2014

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 7.99	$ 8.24	$ 7.67	$ 7.11	$ 8.34	$ 7.61

Income from investment operations:

Net investment income[a]	0.19	0.39	0.38	0.39	0.45	0.47

Net realized and unrealized gains (losses)	0.16	(0.26)	0.57	0.64	(1.21)	0.73

Total from investment operations	0.35	0.13	0.95	1.03	(0.76)	1.20

Less distributions from net investment income	(0.19)	(0.38)	(0.38)	(0.47)	(0.47)	(0.47)

Net asset value, end of period	$ 8.15	$ 7.99	$ 8.24	$ 7.67	$ 7.11	$ 8.34

Market value, end of period[b]	$ 6.96	$ 6.77	$ 7.24	$ 6.84	$ 6.10	$ 7.39

Total return (based on market value per share)[c]	5.79%	(1.18)%	11.81%	20.76%	(11.57)%	16.71%
Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	2.47%	1.98%	2.00%	2.13%	1.97%	1.97%
Expenses net of waiver and payments by affiliates[e]	2.46%	1.98% [f]	1.99%	2.12%	1.97% [f]	1.97%	[f]
Net investment income	4.88%	4.91%	4.81%	5.48%	5.63%	5.76%
Supplemental data
Net assets, end of period (000’s)	$204,785	$200,796	$206,965	$192,682	$178,747	$209,674
Portfolio turnover rate	7.83%	22.96%	23.25%	21.13%	20.30%	18.25%
Total debt outstanding at end of period (000’s)	$65,000	$65,000	$60,000	$60,000	$60,000	$60,000
Asset coverage per $1,000 of debt	$4,151	$4,089	$4,449	$4,211	$3,979	$4,495
Average amount of senior rate fixed Notes per share during the period	$2.59	$2.39	$2.39	$2.39	$2.39	$2.39

aBased on average daily shares outstanding.

bBased on the last sale on the New York Stock Exchange.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN UNIVERSAL TRUST

Statement of Investments, February 28, 2019 (unaudited)

	Country	Shares/ Warrants	Value

Common Stocks and Other Equity Interests 41.0%
Energy 1.3%
[a] Birch Permian Holdings Inc	United States	66,542	$765,233
[a] Chaparral Energy Inc., A	United States	5,868	31,687
[a,b] Chaparral Energy Inc., A, 144A	United States	214	1,156
Enbridge Inc.	Canada	39,360	1,455,926
[a] Goodrich Petroleum Corp.	United States	19,379	251,346
[a] Halcon Resources Corp.	United States	52,355	78,533
[a] Halcon Resources Corp., wts., 9/09/20	United States	4,668	93
[a] Midstates Petroleum Co. Inc.	United States	238	2,056
[a,c] Midstates Petroleum Co. Inc., wts., 4/21/20	United States	2,311	—
[a] Riviera Resources Inc.	United States	5,272	78,395
[a] Roan Resources Inc.	United States	5,272	40,963

			2,705,388

Materials 1.2%
BHP Group PLC, ADR	United Kingdom	25,185	1,167,828
Freeport-McMoRan Inc.	United States	80,380	1,036,902
South32 Ltd., ADR	Australia	10,074	140,482
[a] Verso Corp., A	United States	3,330	65,434
[a] Verso Corp., wts., 7/25/23	United States	350	1,383

			2,412,029

Transportation 0.1%
[a] CEVA Logistics AG	Switzerland	5,770	173,710

Utilities 38.4%
Alliant Energy Corp.	United States	80,000	3,669,600
American Electric Power Co. Inc.	United States	65,000	5,274,750
CenterPoint Energy Inc.	United States	122,800	3,701,192
CMS Energy Corp.	United States	90,000	4,896,000
Consolidated Edison Inc.	United States	40,000	3,298,000
Dominion Energy Inc.	United States	67,200	4,978,848
DTE Energy Co.	United States	30,000	3,706,800
Duke Energy Corp.	United States	46,060	4,129,740
Edison International	United States	36,000	2,156,040
Entergy Corp.	United States	30,000	2,799,900
Evergy Inc.	United States	80,000	4,472,800
Exelon Corp.	United States	80,000	3,887,200
FirstEnergy Corp.	United States	40,000	1,630,000
NextEra Energy Inc.	United States	30,000	5,631,600
NiSource Inc.	United States	60,000	1,618,800
Pinnacle West Capital Corp.	United States	44,800	4,199,552
PPL Corp.	United States	24,500	788,165
Public Service Enterprise Group Inc.	United States	45,000	2,646,450
Sempra Energy	United States	45,000	5,419,800
The Southern Co.	United States	68,250	3,391,342
WEC Energy Group Inc.	United States	40,000	3,051,200
Xcel Energy Inc.	United States	60,000	3,291,600

			78,639,379

Total Common Stocks and Other Equity Interests (Cost $40,525,132)			83,930,506

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STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value

Corporate Bonds 88.3%
Automobiles & Components 0.8%
[b] Allison Transmission Inc., senior bond, 144A, 4.75%, 10/01/27	United States	$600,000	$577,500
The Goodyear Tire & Rubber Co., senior bond, 5.00%, 5/31/26	United States	1,100,000	1,047,750

			1,625,250

Banks 1.3%
CIT Group Inc., senior note, 5.25%, 3/07/25	United States	600,000	628,500
[d] JPMorgan Chase & Co.,
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	900,000	930,344
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	1,100,000	1,100,000

			2,658,844

Capital Goods 6.5%
[b] BBA U.S. Holdings Inc., senior note, 144A, 5.375%, 5/01/26	United States	500,000	510,625
[b] Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	600,000	560,812
[b] BWX Technologies Inc., senior note, 144A, 5.375%, 7/15/26	United States	600,000	615,000
[b] Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	300,000	320,250
CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	300,000	301,350
H&E Equipment Services Inc., senior note, 5.625%, 9/01/25	United States	1,300,000	1,291,875
[b] HD Supply Inc., senior note, 144A, 5.375%, 10/15/26	United States	600,000	612,000
[b] Jeld-Wen Inc.,
senior bond, 144A, 4.875%, 12/15/27	United States	300,000	278,625
senior note, 144A, 4.625%, 12/15/25	United States	300,000	283,125
[b] NCI Building Systems Inc., senior secured note, 144A, 8.00%, 4/15/26	United States	900,000	852,750
[b] Stevens Holding Co. Inc., senior note, 144A, 6.125%, 10/01/26	United States	1,200,000	1,230,000
Tennant Co., senior note, 5.625%, 5/01/25	United States	1,600,000	1,598,000
[b] Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	1,400,000	1,363,250
[b] TransDigm Inc., senior secured note, 144A, 6.25%, 3/15/26	United States	1,700,000	1,746,750
[b] Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	1,700,000	1,710,710

			13,275,122

Commercial & Professional Services 2.3%
[b] Multi-Color Corp., senior note, 144A, 4.875%, 11/01/25	United States	1,100,000	1,117,875
United Rentals North America Inc.,
senior bond, 5.75%, 11/15/24	United States	1,400,000	1,447,250
senior bond, 5.875%, 9/15/26	United States	100,000	102,750
senior bond, 5.50%, 5/15/27	United States	500,000	501,250
[b] West Corp., senior note, 144A, 8.50%, 10/15/25	United States	1,800,000	1,495,728

			4,664,853

Consumer Durables & Apparel 3.5%
[b] Ashton Woods USA LLC, senior note, 144A, 6.75%, 8/01/25	United States	1,500,000	1,350,525
[b] Hanesbrands Inc., senior note, 144A, 4.625%, 5/15/24	United States	1,000,000	1,003,900
PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	1,500,000	1,441,875
[b] Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.,
senior note, 144A, 5.25%, 4/15/21	United States	400,000	402,000
senior note, 144A, 5.625%, 3/01/24	United States	600,000	595,500
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	700,000	732,375
Weekley Homes LLC/Weekley Finance Corp., senior note, 6.625%, 8/15/25	United States	1,700,000	1,610,750

			7,136,925

Consumer Services 7.2%
[b] 1011778 BC ULC/New Red Finance Inc., senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	900,000	878,098
[b] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	1,800,000	1,773,000
[b] Ascend Learning LLC, senior note, 144A, 6.875%, 8/01/25	United States	1,200,000	1,174,500

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STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Services (continued)
[b] Boyne USA Inc., secured note, second lien, 144A, 7.25%, 5/01/25	United States	$1,500,000	$1,612,500
[b] Downstream Development Authority of the Quapaw Tribe of Oklahoma, secured note, 144A, 10.50%, 2/15/23	United States	1,500,000	1,533,750
[b] Golden Nugget Inc.,
senior note, 144A, 6.75%, 10/15/24	United States	1,100,000	1,108,250
senior note, 144A, 8.75%, 10/01/25	United States	600,000	619,500
[b] KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
senior note, 144A, 5.00%, 6/01/24	United States	600,000	609,168
senior note, 144A, 5.25%, 6/01/26	United States	600,000	613,062
[b] MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., senior note, 144A, 5.75%, 2/01/27	United States	500,000	512,500
[b] Stars Group Holdings BV/Stars Group U.S. Co-Borrower LLC, senior note, 144A, 7.00%, 7/15/26	Canada	1,600,000	1,641,296
[b] Studio City Finance Ltd., senior note, 144A, 7.25%, 2/11/24	Macau	1,300,000	1,325,870
[b] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	1,300,000	1,298,765

			14,700,259

Diversified Financials 1.7%
[b] FirstCash Inc., senior note, 144A, 5.375%, 6/01/24	United States	1,100,000	1,119,580
[b] MSCI Inc., senior note, 144A, 5.375%, 5/15/27	United States	700,000	724,500
Navient Corp.,
senior note, 6.625%, 7/26/21	United States	400,000	414,500
senior note, 6.50%, 6/15/22	United States	500,000	513,750
senior note, 7.25%, 9/25/23	United States	600,000	621,000

			3,393,330

Energy 10.5%
[b] Aker BP ASA, senior note, 144A, 5.875%, 3/31/25	Norway	1,000,000	1,033,356
California Resources Corp.,
[b] secured note, second lien, 144A, 8.00%, 12/15/22	United States	515,000	412,644
senior bond, 6.00%, 11/15/24	United States	15,000	10,650
senior note, 5.50%, 9/15/21.	United States	10,000	8,050
Callon Petroleum Co., senior note, 6.375%, 7/01/26	United States	1,300,000	1,306,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 7.75%, 4/15/23	United States	800,000	694,000
Cheniere Corpus Christi Holdings LLC,
senior secured note, first lien, 7.00%, 6/30/24	United States	600,000	666,000
senior secured note, first lien, 5.875%, 3/31/25	United States	1,000,000	1,067,510
Cheniere Energy Partners LP,
[b] senior note, 144A, 5.625%, 10/01/26	United States	700,000	714,875
senior secured note, first lien, 5.25%, 10/01/25	United States	1,200,000	1,219,500
Chesapeake Energy Corp., senior note, 7.50%, 10/01/26	United States	1,800,000	1,786,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
senior note, 6.25%, 4/01/23	United States	500,000	515,760
senior note, 5.75%, 4/01/25	United States	800,000	809,250
CSI Compressco LP/CSI Compressco Finance Inc., senior note, 7.25%, 8/15/22	United States	1,300,000	1,166,750
[b] Diamondback Energy Inc., senior note, 144A, 4.75%, 11/01/24	United States	900,000	914,625
Energy Transfer LP,
senior bond, first lien, 7.50%, 10/15/20	United States	1,200,000	1,278,000
senior secured bond, first lien, 5.875%, 1/15/24	United States	200,000	215,000

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
[b,e] EnQuest PLC, senior note, 144A, PIK, 7.00%, 4/15/22	United Kingdom	$688,666	$565,567
HighPoint Operating Corp., senior note, 8.75%, 6/15/25	United States	1,700,000	1,657,500
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	600,000	587,250
[b,e] Murray Energy Corp., secured note, 1.5 lien, 144A, PIK, 12.00%, 4/15/24	United States	746,536	338,927
Oceaneering International Inc., senior note, 6.00%, 2/01/28	United States	800,000	760,000
QEP Resources Inc., senior bond, 5.375%, 10/01/22	United States	1,600,000	1,578,000
Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21	United States	800,000	132,000
senior note, 6.125%, 1/15/23	United States	100,000	15,250
Sunoco LP/Sunoco Finance Corp., senior note, 4.875%, 1/15/23	United States	700,000	710,500
Weatherford International Ltd.,
senior note, 5.125%, 9/15/20	United States	200,000	168,000
senior note, 7.75%, 6/15/21	United States	600,000	540,000
senior note, 4.50%, 4/15/22	United States	400,000	277,000
senior note, 8.25%, 6/15/23	United States	600,000	430,500

			21,579,464

Food & Staples Retailing 0.3%
[b] Aramark Services Inc., senior bond, 144A, 5.00%, 2/01/28	United States	700,000	693,000

Food, Beverage & Tobacco 2.5%
B&G Foods Inc., senior note, 5.25%, 4/01/25	United States	1,200,000	1,152,648
[b] Cott Holdings Inc., senior note, 144A, 5.50%, 4/01/25	Canada	1,200,000	1,191,000
[b] Lamb Weston Holdings Inc.,
senior note, 144A, 4.625%, 11/01/24	United States	700,000	705,250
senior note, 144A, 4.875%, 11/01/26	United States	1,000,000	1,006,250
[b] Post Holdings Inc.,
senior bond, 144A, 5.00%, 8/15/26	United States	800,000	773,000
senior bond, 144A, 5.625%, 1/15/28	United States	300,000	291,000

			5,119,148

Health Care Equipment & Services 7.2%
[b] Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	700,000	715,750
[b] Catalent Pharma Solutions Inc., senior note, 144A, 4.875%, 1/15/26	United States	1,400,000	1,393,000
[b] Centene Corp., senior note, 144A, 5.375%, 6/01/26	United States	1,700,000	1,768,000
CHS/Community Health Systems Inc.,
senior note, 6.875%, 2/01/22	United States	175,000	115,500
[b] senior note, 144A, 8.125%, 6/30/24	United States	718,000	595,940
senior secured note, first lien, 6.25%, 3/31/23	United States	600,000	579,750
HCA Inc.,
senior bond, 5.875%, 2/15/26	United States	1,400,000	1,482,250
senior bond, 5.875%, 2/01/29	United States	600,000	630,000
[b] MEDNAX Inc., senior note, 144A, 6.25%, 1/15/27	United States	1,500,000	1,512,075
[b] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	1,300,000	1,298,375
[b,e] Polaris Intermediate Corp., senior note, 144A, PIK, 8.50%, 12/01/22	United States	400,000	396,384
Tenet Healthcare Corp.,
senior note, 5.50%, 3/01/19	United States	400,000	400,000
senior note, 8.125%, 4/01/22	United States	1,000,000	1,071,250
[b] senior note, second lien, 144A, 6.25%, 2/01/27	United States	1,000,000	1,030,625
WellCare Health Plans Inc.,
senior note, 5.25%, 4/01/25	United States	1,200,000	1,229,640
[b] senior note, 144A, 5.375%, 8/15/26	United States	500,000	515,625

			14,734,164

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Household & Personal Products 0.4%

[b] Prestige Brands Inc., senior note, 144A, 6.375%, 3/01/24	United States	$900,000	$909,000

Materials 10.7%
[e] ARD Finance SA, secured note, PIK, 7.125%, 9/15/23	Luxembourg	400,000	403,000
[b] BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	1,800,000	1,714,500
The Chemours Co.,
senior note, 6.625%, 5/15/23	United States	569,000	592,500
senior note, 5.375%, 5/15/27	United States	300,000	294,000
Crown Americas LLC/Crown Americas Capital Corp. VI, senior note, 4.75%, 2/01/26	United States	700,000	705,124
[b] Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	500,000	488,750
[b] Element Solutions Inc., senior note, 144A, 5.875%, 12/01/25	United States	1,000,000	1,016,880
[b] First Quantum Minerals Ltd.,
senior note, 144A, 7.00%, 2/15/21	Zambia	431,000	438,919
senior note, 144A, 7.25%, 4/01/23	Zambia	600,000	591,750
senior note, 144A, 6.875%, 3/01/26	Zambia	800,000	748,000
[b] FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 4.75%, 5/15/22	Australia	800,000	803,000
senior note, 144A, 5.125%, 3/15/23	Australia	400,000	399,964
[b] Grinding Media Inc./MC Grinding Media Canada Inc., senior secured note, 144A, 7.375%, 12/15/23	United States	1,000,000	1,006,250
[b] New Enterprise Stone & Lime Co., senior note, 144A, 6.25%, 3/15/26	United States	900,000	873,000
[b] New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	700,000	570,500
[b] Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	Canada	400,000	370,000
[b] Novelis Corp.,
senior bond, 144A, 5.875%, 9/30/26.	United States	500,000	488,750
senior note, 144A, 6.25%, 8/15/24	United States	700,000	706,783
[b] OCI NV, senior note, 144A, 6.625%, 4/15/23	Netherlands	500,000	518,125
[b] Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22	United States	1,000,000	1,032,310
senior note, 144A, 5.875%, 8/15/23	United States	500,000	528,125
[b] Plastipak Holdings Inc., senior note, 144A, 6.25%, 10/15/25	United States	1,700,000	1,564,000
[b] Rain CII Carbon LLC / CII Carbon Corp., senior note, 144A, 7.25%, 4/01/25	United States	900,000	783,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
[b] senior note, 144A, 7.00%, 7/15/24	United States	200,000	205,171
senior secured note, first lien, 5.75%, 10/15/20	United States	484,554	486,129
[b] senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	1,000,000	1,001,250
[b] Sealed Air Corp.,
senior bond, 144A, 5.50%, 9/15/25	United States	200,000	209,000
senior note, 144A, 6.50%, 12/01/20	United States	400,000	418,000
Steel Dynamics Inc.,
senior bond, 5.50%, 10/01/24	United States	900,000	927,000
senior bond, 5.00%, 12/15/26	United States	700,000	714,000
[b] SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	1,300,000	1,326,000

			21,923,780

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Media & Entertainment 9.6%
[b] Altice Luxembourg SA, senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	$1,700,000	$1,697,875
AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	1,200,000	1,193,628
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	1,700,000	1,736,125
[b] senior bond, 144A, 5.75%, 2/15/26	United States	700,000	727,153
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	1,000,000	1,027,500
senior sub. note, 7.625%, 3/15/20	United States	700,000	702,975
[b] senior sub. note, 144A, 9.25%, 2/15/24.	United States	600,000	630,750
CSC Holdings LLC,
[b] senior bond, 144A, 5.50%, 4/15/27	United States	500,000	503,750
senior note, 6.75%, 11/15/21	United States	700,000	747,250
senior note, 5.25%, 6/01/24.	United States	700,000	701,512
[b] senior note, 144A, 7.50%, 4/01/28	United States	300,000	318,000
[b] senior secured note, first lien, 144A, 5.50%, 5/15/26	United States	1,200,000	1,221,000
DISH DBS Corp.,
senior bond, 5.875%, 7/15/22	United States	700,000	671,125
senior note, 7.75%, 7/01/26	United States	1,100,000	954,250
[b] Gray Escrow Inc., senior note, 144A, 7.00%, 5/15/27	United States	600,000	636,000
Netflix Inc.,
senior bond, 5.875%, 2/15/25	United States	1,100,000	1,168,750
senior bond, 4.875%, 4/15/28	United States	200,000	195,250
[b] senior bond, 144A, 5.875%, 11/15/28	United States	200,000	208,810
[b] Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	900,000	895,500
[b] Sirius XM Radio Inc.,
senior bond, 144A, 6.00%, 7/15/24	United States	800,000	832,000
senior bond, 144A, 5.375%, 4/15/25	United States	700,000	715,969
Tegna Inc., senior note, 5.125%, 7/15/20	United States	800,000	808,000
[b] Univision Communications Inc., senior secured bond, first lien, 144A, 6.75%, 9/15/22	United States	116,000	117,305
[b] Virgin Media Secured Finance PLC,
senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	800,000	816,000
senior secured bond, first lien, 144A, 5.50%, 8/15/26	United Kingdom	200,000	199,500
[b] WMG Acquisition Corp.,
secured note, first lien, 144A, 5.00%, 8/01/23	United States	200,000	201,250
senior note, 144A, 5.625%, 4/15/22	United States	82,000	83,230

			19,710,457

Pharmaceuticals, Biotechnology & Life Sciences 3.1%
Advanz Pharma Corp., senior secured note, first lien, 8.00%, 9/06/24	Canada	258,000	246,874
[b] Bausch Health Americas Inc., senior note, 144A, 9.25%, 4/01/26	United States	1,500,000	1,620,000
[b] Bausch Health Cos. Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	200,000	193,000
senior note, 144A, 5.625%, 12/01/21	United States	144,000	144,306
senior note, 144A, 5.875%, 5/15/23	United States	200,000	199,750
[f] senior note, 144A, 5.75%, 8/15/27	United States	100,000	101,125
senior note, first lien, 144A, 7.00%, 3/15/24	United States	200,000	211,250
[b] Endo DAC/Endo Finance LLC/Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	800,000	620,000
senior note, 144A, 6.00%, 7/15/23	United States	1,000,000	833,750
Horizon Pharma USA Inc., senior note, 6.625%, 5/01/23	United States	1,500,000	1,552,500

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
[b]Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	$700,000	$707,000

			6,429,555

Real Estate 2.4%
CyrusOne LP/CyrusOne Finance Corp., senior note, 5.00%, 3/15/24	United States	1,400,000	1,428,000
Equinix Inc.,
senior bond, 5.375%, 4/01/23	United States	1,300,000	1,327,625
senior bond, 5.875%, 1/15/26	United States	200,000	210,000
[b]Five Point Operating Co. LP/Five Point Capital Corp., senior note, 144A, 7.875%, 11/15/25	United States	1,000,000	971,250
MPT Operating Partnership LP/MPT Finance Corp.,
senior bond, 5.25%, 8/01/26	United States	300,000	305,250
senior note, 6.375%, 3/01/24	United States	600,000	631,500

			4,873,625

Retailing 1.4%
[b]Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	1,700,000	1,678,750
[b]PetSmart Inc.,
senior note, 144A, 7.125%, 3/15/23	United States	300,000	204,750
senior note, 144A, 8.875%, 6/01/25	United States	300,000	204,000
senior secured note, first lien, 144A, 5.875%, 6/01/25	United States	900,000	720,000

			2,807,500

Semiconductors & Semiconductor Equipment 0.7%
[b]Qorvo Inc., senior note, 144A, 5.50%, 7/15/26	United States	1,400,000	1,431,500

Software & Services 2.2%
[b]First Data Corp., secured note, second lien, 144A, 5.75%, 1/15/24	United States	2,100,000	2,175,264
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	1,700,000	1,739,984
[b]Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	500,000	498,622

			4,413,870

Technology Hardware & Equipment 3.6%
[b]Blackboard Inc., secured note, second lien, 144A, 9.75%, 10/15/21	United States	1,542,000	1,130,093
CDW LLC/CDW Finance Corp., senior note, 5.00%, 9/01/25	United States	700,000	710,500
[b]CommScope Technologies LLC, senior bond, 144A, 6.00%, 6/15/25	United States	1,700,000	1,610,750
[b]Dell International LLC/EMC Corp.,
senior note, 144A, 5.875%, 6/15/21	United States	200,000	204,085
senior note, 144A, 7.125%, 6/15/24	United States	200,000	212,238
senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	200,000	212,290
[b]Itron Inc., senior note, 144A, 5.00%, 1/15/26	United States	1,800,000	1,755,000
[b]Tempo Acquisition LLC/Tempo Acquisition Finance Corp., senior note, 144A, 6.75%, 6/01/25	United States	1,600,000	1,624,000

			7,458,956

Telecommunication Services 5.0%
[b]Block Communications Inc., senior note, 144A, 6.875%, 2/15/25	United States	300,000	311,250
[b]Digicel Group One Ltd., senior secured note, first lien, 144A, 8.25%, 12/30/22	Jamaica	463,000	311,368
[b]Digicel Group Two Ltd., senior note, 144A, 8.25%, 9/30/22	Bermuda	437,000	187,910
[b]Digicel Ltd.,
senior note, 144A, 6.00%, 4/15/21	Bermuda	500,000	411,213
senior note, 144A, 6.75%, 3/01/23	Bermuda	300,000	208,677

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Telecommunication Services (continued)
[b] DKT Finance ApS, senior secured note, first lien, 144A, 9.375%, 6/17/23	Denmark	$1,500,000	$1,615,200
Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	1,700,000	1,676,625
Sprint Corp.,
senior bond, 7.875%, 9/15/23	United States	500,000	535,625
senior bond, 7.125%, 6/15/24	United States	500,000	517,865
senior note, 7.625%, 3/01/26	United States	600,000	624,000
[b] Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, senior secured bond, first lien, 144A, 4.738%, 9/20/29	United States	1,300,000	1,305,544
T-Mobile USA Inc., senior bond, 6.50%, 1/15/24	United States	200,000	208,000
senior bond, 6.375%, 3/01/25	United States	500,000	521,562
senior bond, 4.75%, 2/01/28	United States	600,000	582,750
senior note, 6.00%, 4/15/24	United States	200,000	208,250
[b] Zayo Group LLC/Zayo Capital Inc., senior note, 144A, 5.75%, 1/15/27	United States	1,000,000	972,500

			10,198,339

Transportation 1.1%
[b,f] Avolon Holdings Funding Ltd., senior note, 144A, 5.25%, 5/15/24	Ireland	500,000	513,125
[b] DAE Funding LLC,
senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	700,000	695,625
senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	700,000	696,500
[b] Park Aerospace Holdings Ltd., senior note, 144A, 5.50%, 2/15/24	Ireland	300,000	310,875

			2,216,125

Utilities 4.3%
Calpine Corp., senior bond, 5.75%, 1/15/25	United States	1,800,000	1,725,750
Clearway Energy Operating LLC,
senior bond, 5.375%, 8/15/24	United States	900,000	886,500
senior bond, 5.00%, 9/15/26	United States	900,000	843,750
[b] senior note, 144A, 5.75%, 10/15/25	United States	400,000	394,500
Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	700,000	630,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note, 8.625%, 6/15/20	United States	800,000	625,000
[b] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	400,000	362,000
Talen Energy Supply LLC, senior note, 6.50%, 6/01/25	United States	2,100,000	1,881,600
[b] Vistra Operations Co. LLC, senior note, 144A, 5.625%, 2/15/27	United States	1,500,000	1,548,750

			8,897,850

Total Corporate Bonds (Cost $183,467,598)			180,850,916

		Shares

Escrows and Litigation Trusts 0.0%†
[a,c] Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Escrow Account	United States	700,000	—
[a,c] NewPage Corp., Litigation Trust	United States	1,200,000	—
[a,c] T-Mobile USA Inc., Escrow Account	United States	1,500,000	—
[a] Vistra Energy Corp., Escrow Account	United States	700,000	2,450

Total Escrows and Litigation Trusts (Cost $20,297)			2,450

Total Investments before Short Term Investments (Cost $224,013,027)			264,783,872

franklintempleton.com	Semiannual Report	15

FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value

Short Term Investments (Cost $4,433,934) 2.2%

Money Market Funds 2.2%
[g,h] Institutional Fiduciary Trust Money Market Portfolio, 2.06%	United States	4,433,934	$4,433,934

Total Investments (Cost $228,446,961) 131.5%			269,217,806
Notes Payable (31.7)%			(64,892,126)
Other Assets, less Liabilities 0.2%			459,150

Net Assets 100.0%			$204,784,830

See Abbreviations on page 26.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At February 28, 2019, the aggregate value of these securities was $108,660,617, representing 53.1% of net assets.

cFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

dPerpetual security with no stated maturity date.

eIncome may be received in additional securities and/or cash.

fSecurity purchased on a when-issued basis. See Note 1(b).

gSee Note 4(c) regarding investments in affiliated management investment companies.

hThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN UNIVERSAL TRUST

Financial Statements

Statement of Assets and Liabilities

February 28, 2019 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$224,013,027
Cost - Non-controlled affiliates (Note 4c)	4,433,934

Value - Unaffiliated issuers	$264,783,872
Value - Non-controlled affiliates (Note 4c)	4,433,934
Receivables:
Dividends and interest	3,432,984

Total assets	272,650,790

Liabilities:
Payables:
Investment securities purchased	600,000
Management fees	165,449
Distributions to shareholders	804,220
Accrued interest (Note 3)	1,298,988
Senior fixed rate Notes, at par value of $65,000,000 less unamortized Note issuance costs of $107,874 (Note 3)	64,892,126
Accrued expenses and other liabilities	105,177

Total liabilities	67,865,960

Net assets, at value	$204,784,830

Net assets consist of:
Paid-in capital	$164,229,880
Total distributable earnings (loss)	40,554,950

Net assets, at value	$204,784,830

Shares outstanding	25,131,894

Net asset value per share	$8.15

franklintempleton.com The accompanying notes are an integral part of these financial statements.	Semiannual Report	17

FRANKLIN UNIVERSAL TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended February 28, 2019 (unaudited)

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$1,515,421
Non-controlled affiliates (Note 4c)	66,101
Interest:
Unaffiliated issuers	5,621,975

Total investment income	7,203,497

Expenses:
Management fees (Note 4a)	986,306
Interest expense (Note 3)	1,277,809
Transfer agent fees	41,583
Custodian fees (Note 5)	1,084
Reports to shareholders	17,054
Professional fees	41,292
Trustees’ fees and expenses	7,993
Amortization of Note issuance costs (Note 3)	10,818
Other	42,363

Total expenses	2,426,302
Expense reductions (Note 5)	(509)
Expenses waived/paid by affiliates (Note 4c)	(12,387)

Net expenses	2,413,406

Net investment income	4,790,091

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	240,972

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	3,783,109

Net realized and unrealized gain (loss)	4,024,081

Net increase (decrease) in net assets resulting from operations	$8,814,172

*Foreign taxes withheld on dividends	$6,525

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FRANKLIN UNIVERSAL TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended February 28, 2019 (unaudited)	Year Ended August 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$ 4,790,091	$ 9,893,712
Net realized gain (loss)	240,972	3,064,408
Net change in unrealized appreciation (depreciation)	3,783,109	(9,475,996)

Net increase (decrease) in net assets resulting from operations	8,814,172	3,482,124

Distributions to shareholders (Note 1d)	(4,825,323)	(9,650,646)

Net increase (decrease) in net assets	3,988,849	(6,168,522)
Net assets:
Beginning of period	200,795,981	206,964,503

End of period (Note 1d)	$204,784,830	$200,795,981

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

FRANKLIN UNIVERSAL TRUST

FINANCIAL STATEMENTS

Statement of Cash Flows

for the six months ended February 28, 2019 (unaudited)

Cash flow from operating activities:
Dividends, interest and other income received	$7,036,251
Operating expenses paid	(1,233,442)
Purchases of long-term investments	(28,027,125)
Sales and maturities of long-term investments	19,967,432
Net sales of short-term investments	7,082,207

Cash provided - operating activities	4,825,323

Cash flow from financing activities:
Cash distributions to shareholders	(4,825,323)

Cash used - financing activities	(4,825,323)

Net increase (decrease) in cash	—

Cash at beginning of period	—

Cash at end of period	$—

Reconciliation of Net Increase (Decrease) in Net Assets resulting from Operating Activities to Net Cash Provided by Operating Activities
for the six months ended February 28, 2019 (unaudited)

Net increase (decrease) in net assets resulting from operating activities	$8,814,172
Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
Amortization of Note issuance costs	10,818
Net amortization income	(13,160)
Reinvested dividends from non-controlled affiliates	(66,101)
Interest received in the form of securities	(7,398)
Increase in dividends and interest receivable and other assets	(73,189)
Increase in interest payable	1,277,809
Decrease in payables to affiliates, accrued expenses, and other liabilities	(108,663)
Increase in payable for investments purchased	600,000
Increase in cost of investments	(1,825,856)
Increase in unrealized depreciation on investments	(3,783,109)

Net cash provided by operating activities	$4,825,323

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FRANKLIN UNIVERSAL TRUST

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Universal Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Senior fixed rate notes issued by the Fund are carried at cost. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund, enters

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended August 31, 2018, distributions to shareholders were as follows:

Net investment income	$(9,650,646)

For the year ended August 31, 2018, distributions in excess of net investment income included in net assets was $(337,306).

2.  Shares of Beneficial Interest

At February 28, 2019, there were an unlimited number of shares authorized ($0.01 par value). During the periods ended February 28, 2019 and August 31, 2018, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. During the periods ended February 28, 2019 and August 31, 2018, there were no shares repurchased.

3.  Senior Fixed Rate Notes

On August 28, 2018, the Fund issued $65 million principal amount of a new class of five-year senior fixed rate notes (Notes). The Notes bear interest, payable semi-annually, at a rate of 3.91% per year, to maturity on September 15, 2023. The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund. As at period ended February 28, 2019, total interest accrued by the Fund on the Notes was $1,298,988. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes Agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended February 28, 2019. The issuance costs of $118,872 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes. For the period ended February 28, 2019, the Fund amortized $10,818 of Notes issuance costs. Subject to certain restrictions and make whole premiums, the Fund may prepay the Notes at any time. At February 28, 2019, if the Notes were fully prepaid, the make whole premium related to the current balance of the Notes would have been approximately $2,351,000.

The Fund employs an income-based approach to determine the fair value of the Notes, which uses the Notes’ current credit rating, remaining time to maturity, stated coupon rates, the current yield of a comparable asset, and a liquidity premium. At February 28, 2019, the estimated fair value of the Notes was approximately $66,317,000. The inputs used in determining the fair value of the Notes represent Level 3 in the fair value hierarchy. See Note 9 regarding fair value measurements for additional information about fair value hierarchy and Level 3 inputs.

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

4.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a.  Management Fees

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 28, 2019, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.06%	10,068,808	16,256,327	(21,891,201)	4,433,934	$4,433,934	$66,101	$—	$—

5.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2019, the custodian fees were reduced as noted in the Statement of Operations.

6.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At August 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:

Short term	$84,105

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At February 28, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$229,058,160
Unrealized appreciation	$51,344,723
Unrealized depreciation	(11,185,077)

Net unrealized appreciation (depreciation)	$40,159,646

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and bond discounts and premiums.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2019, aggregated $28,627,125 and $19,967,300, respectively.

8.  Credit Risk

At February 28, 2019, the Fund had 65.8% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Fair Value Measurements (continued)

A summary of inputs used as of February 28, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Energy	$1,940,155	$765,233	$—	[c]	$2,705,388
All Other Equity Investments	81,225,118	—	—		81,225,118
Corporate Bonds	—	180,850,916	—		180,850,916
Escrows and Litigation Trusts	—	2,450	—	[c]	2,450
Short Term Investments	4,433,934	—	—		4,433,934

Total Investments in Securities	$87,599,207	$181,618,599	$—		$269,217,806

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks as well as other equity interests.

cIncludes securities determined to have no value at February 28, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

10.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt
FRN	Floating Rate Note
PIK	Payment-In-Kind

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FRANKLIN UNIVERSAL TRUST

Dividend Reinvestment and Cash Purchase Plan

The Fund’s Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund’s common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to American Stock Transfer & Trust Company, LLC and sent to American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attn: Franklin Universal Trust.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

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FRANKLIN UNIVERSAL TRUST

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.

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FRANKLIN UNIVERSAL TRUST

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN UNIVERSAL TRUST

(Fund)

At an in-person meeting held on February 25, 2019 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund (including its share price discount to net asset value); reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and

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FRANKLIN UNIVERSAL TRUST

SHAREHOLDER INFORMATION

considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below. Such results are based on net asset value without regard to market discounts or premiums.

The Performance Universe for the Fund included the Fund and all leveraged closed-end high yield funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was above the median of its Performance Universe, but for the 10-year period was below the median of its Performance Universe. The Board concluded that the Fund’s performance was acceptable and in keeping with its primary investment objective of high current income consistent with preservation of capital. In doing so, the Board noted that the Fund’s annualized income return for each of the one-, three-, five- and 10-year periods, while below the median, exceeded 5%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; underlying fund expenses; investment-related expenses; and other non-management fees. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the methodology used by Broadridge to select the mutual funds included in the Expense Group.

The Expense Group for the Fund included the Fund and twelve other high yield (leveraged) closed-end funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were equal to the medians of its Expense Group. The

Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund

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FRANKLIN UNIVERSAL TRUST

SHAREHOLDER INFORMATION

grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board believes that the Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end fund such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that would be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report

Franklin Universal Trust

Investment Manager

Franklin Advisers, Inc.

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www.astfinancial.com

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	FUT S 04/19

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)	(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)

The Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an Audit Committee Financial Expert within the meaning of such Act and Rules. To the extent that the Fund’s Audit Committee does not include at least one Audit Committee Financial Expert, the SEC Rules require an explanation as to why it does not. The Fund’s Audit Committee currently does not have an Audit Committee Financial Expert following the departure from the Board of Trustees of the Fund’s previous Audit Committee Financial Expert. The Audit Committee believes that, as a result of the collective experience of the remaining Audit Committee members with respect to mutual funds, investments, financial statements and accounting principles, there is adequate oversight over the Fund’s financial operations and financial statements. It is anticipated that the Fund’s Board of Trustees will designate a new Audit Committee Financial Expert in the near future.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, J. Michael Luttig and Larry D. Thompson.

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager, Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin

Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or

(x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By	/s/MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	April 26, 2019

By	/s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	April 26, 2019